                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 25, 2004


                       SPORTS RESORTS INTERNATIONAL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    MICHIGAN
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)


         2-98277C                               38-3262264
 (COMMISSION FILE NUMBER)                       (I.R.S. EMPLOYER IDENTIFICATION
                                                NUMBER)


                                 951 AIKEN ROAD,
                                OWOSSO, MI 48867
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE) (ZIP CODE)


                                 (989) 725-8354
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)


                                      NONE

         (FORMER NAME AND FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)



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ITEM 5.   OTHER EVENTS

         On March 25, 2004 the Registrant issued a press release announcing its results for fiscal 2003 and that the Registrant had filed its 2003 Annual Report on Form 10-K with the U.S. Securities and Exchange Commission. A copy of the press release is attached as an exhibit to this report.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      Exhibits.

         Exhibit No.                        Description of Exhibits

         99.1 Press Release Dated March 25, 2004 announcing the Registrant's results for fiscal 2003 and that the Registrant had filed its 2003 Annual Report on Form 10-K with the U.S. Securities and Exchange Commission.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           SPORTS RESORTS INTERNATIONAL, INC



Date:  March 26, 2004
                                            By:  /s/ Gregory T. Strzynski
                                                 ------------------------
                                                 Gregory T. Strzynski
                                                 Chief Financial Officer
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                                 EXHIBIT INDEX


         Exhibit No.                        Description of Exhibits

         99.1 Press Release Dated March 25, 2004 announcing the Registrant's results for fiscal 2003 and that the Registrant had filed its 2003 Annual Report on Form 10-K with the U.S. Securities and Exchange Commission.